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                          DIMENSIONAL INVESTMENT GROUP INC.

                 SUPPLEMENT TO THE PROSPECTUSES DATED MARCH 28, 1997


              DFA 6-10 INSTITUTIONAL PORTFOLIO
              DFA INTERNATIONAL VALUE PORTFOLIO
              DFA INTERNATIONAL VALUE PORTFOLIO II
              U.S. SMALL CAP VALUE PORTFOLIO II
              U.S. LARGE CAP VALUE PORTFOLIO II
              DFA ONE-YEAR FIXED INCOME PORTFOLIO
              DFA INTERNATIONAL VALUE PORTFOLIO III
              U.S. LARGE CAP VALUE PORTFOLIO III
              RWB/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO
              RWB/DFA TWO-YEAR CORPORATE FIXED INCOME PORTFOLIO
              RWB/DFA TWO-YEAR GOVERNMENT PORTFOLIO


The prospectuses for the funds listed above are revised as follows:

ALL PORTFOLIOS

    Effective August 1, 1997, the expenses of Dimensional Investment Group Inc. which are not allocable to a particular Portfolio are to be borne by each Portfolio on the basis of its relative net assets. Similarly, the expenses of The DFA Investment Trust Company which are not allocable to a particular Series are to be borne by each Series on the basis of its relative net assets.

DFA INTERNATIONAL VALUE PORTFOLIO
DFA INTERNATIONAL VALUE PORTFOLIO II
DFA INTERNATIONAL VALUE PORTFOLIO III

    Effective July 18, 1997, Dimensional Fund Advisors Inc. (the "Advisor") has entered into a Consulting Services Agreement with Dimensional Fund Advisers Ltd. ("DFAL") and DFA Australia Limited (formerly DFA Australia Ltd.) ("DFA Australia"), respectively. Pursuant to the terms of each Consulting Services Agreement, DFAL and DFA Australia provide certain trading and administrative services to the Advisor with respect to the DFA International Value Series.

U.S. SMALL CAP VALUE PORTFOLIO II

    Effective August 1, 1997, the U.S. Small Cap Value Portfolio II changed its name to U.S. 6-10 Value Portfolio II and the U.S. Small Cap Value Series changed its name to U.S. 6-10 Value Series.

THE DATE OF THIS SUPPLEMENT IS AUGUST 1, 1997.